UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503-6091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(907) 297 – 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2018, the Compensation and Personnel Committee of the Board of Directors (the “Compensation Committee”) of Alaska Communications Systems Group, Inc. (the “Company”) granted long-term cash incentive compensation awards to certain executives under the Company’s 2011 Incentive Award Plan. Long-term cash incentive compensation awards were granted to Anand Vadapalli, President and Chief Executive Officer, Laurie Butcher, Senior Vice President of Finance, William Bishop, Senior Vice President Customer and Revenue Management, Randy Ritter, Senior Vice President, Shared Services, and Leonard Steinberg, Senior Vice President, Legal, Regulatory & Government Affairs and Corporate Secretary (the “Executives”). The cash incentive compensation grants were made to each Executive pursuant to the Performance Cash Award Agreement and Time-Based Cash Award Agreement. The form of these agreements was approved by the Compensation Committee on September 7, 2018.

Performance-Based Cash Awards

Performance-based cash award grants vest over a three-year period upon achievement of an Adjusted Free Cash Flow per Share (as defined in the Form of Performance Cash Award Agreement) goal to be measured over the three-year period ending December 31, 2020. The goal and associated payout is as follows:

Adjusted Free Cash Flow per Share	Pay-Out
$0.23	150%
$0.19	100%
$0.15	50%

Time-Based Cash Awards

Time-based cash award grants will be paid in three equal tranches in the first quarters of 2019, 2020 and 2021 so long as the Executive remains employed on the payment date.

Long-term cash incentive compensation awards were issued to the Executives as follows:

Executive	Performance-Based Award	Time-Based Cash Award
Anand Vadapalli	$320,394	$236,846
Laurie Butcher	$31,886	$54,628
William Bishop	$35,208	$60,318
Randy Ritter	$36,969	$63,333
Leonard Steinberg	$47,830	$81,942

The forms of Performance Cash Award and Time-Based Cash Award Agreements are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Form of Performance Cash Award Agreement
Exhibit 99.2	Form of Time-Based Cash Award Agreement
Exhibit 99.3	The Alaska Communications Systems Group, Inc. Second Amended and Restated 2011 Incentive Award Plan (incorporated by reference to Exhibit 99.1 to Form S-8 (filed July 11, 2018))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018	Alaska Communications Systems Group, Inc.

/s/ Leonard A. Steinberg
Leonard A. Steinberg
Corporate Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Form of Performance Cash Award Agreement
Exhibit 99.2	Form of Time-Based Cash Award Agreement
Exhibit 99.3	The Alaska Communications Systems Group, Inc. Second Amended and Restated 2011 Incentive Award Plan (incorporated by reference to Exhibit 99.1 to Form S-8 (filed July 11, 2018))